DEDICATED TO VALUE CREATION 2019 Wells Fargo Real Estate Forum February 27, 2019

POISED FOR GROWTH Our vast industry knowledge, experienced executive team and entrepreneurial spirit make Sabra uniquely positioned to succeed in our dynamic industry. We have the size, know-how, balance sheet and passion to deliver long-term value to shareholders. February 27, 2019 2019 Wells Fargo Real Estate Forum 2

STRATEGY “THE STRONG SABRA YOU SEE TODAY IS THE PRODUCT OF CREATIVE AND TIMELY EXECUTION OF OUR STRATEGY.” – Rick Matros, Chief Executive Officer February 27, 2019 2019 Wells Fargo Real Estate Forum 3

STRATEGY WE’VE BEEN OPPORTUNISTICALLY EXECUTING OUR STRATEGY POST MERGER, AND IT SHOWS ENTERPRISE VALUE 1 SNF CONCENTRATION 2 OPERATOR RELATIONSHIPS 1 $2.6B vs $7.0B 74% vs 60% 34 vs 70 (1) Pre CCP merger reported as 6/30/2017 compared to 12/31/2018. Includes Sabra’s 49% pro rata share of the debt of its unconsolidated joint venture. Share price as of 2/22/2019 (2) Post CCP merger reported as 9/30/2017 compared to 12/31/2018 February 27, 2019 2019 Wells Fargo Real Estate Forum 4

STRATEGY OUR POST MERGER STRATEGY—FOCUSED, FORWARD- THINKING AND DELIBERATE WHAT WE PROMISED WHAT WE DELIVERED Fortify Balance Sheet and Improve • Achieved investment-grade ratings on our unsecured notes from Fitch and S&P Access to Capital • Improved fixed charge coverage from 3.16x as of 6/30/17 to 3.70x as of 12/31/18 • Lowered cost of permanent debt from 4.55% as of 6/30/17 to 4.28% as of 12/31/18, in spite of LIBOR increasing 128 basis points during that time Diversify and Strengthen Portfolio • Meaningfully reduced top 5 tenant concentration from 69% as of 6/30/17 to 38% as of 12/31/18, with no operator representing more than 10% of the portfolio (based on annualized cash34 NOI) vs 72 • Focused on portfolio optimization in 2018 • Addressed weaker leases: Genesis, Holiday, Signature and Senior Care Centers • Our stronger SNF operator base is well positioned to capitalize on the new reimbursement model • Grew our profitable Senior Housing - Managed portfolio with our investment in Enlivant Improve Operating Efficiencies • Realized synergies from growing scale and reduced G&A as a percentage of cash NOI from 6.6% as of 6/30/17 to 4.1% as of 12/31/18 • Launched a proprietary information technology system (1) Includes Sabra’s 49% pro rata share of the debt of its unconsolidated joint venture. Share price as of 5/7/2018.• Provided free access to PointRight business intelligence tools to all SNF (2) As of 3/31/2018. Includes investments in properties held in unconsolidated joint ventures. operators February 27, 2019 2019 Wells Fargo Real Estate Forum 5

STRATEGY BUILDING A RESILIENT AND AGILE REIT Investment . Invest in high-quality, strong-performing senior housing and SNF portfolios . Relationship diversification . Geographic diversification (investments in 44 states and Canada) . Grow private-pay through investments in high-quality managed senior housing . Develop purpose-built senior housing Finance . Maintain a fortress balance sheet . Maintain sustainable dividend policy Operations . Encourage the sharing of best practices among tenants . Provide industry-leading business intelligence tools February 27, 2019 2019 Wells Fargo Real Estate Forum 6

STRATEGY IN ACTION “WHEN IT COMES TO EXECUTING OUR STRATEGY, WE DO WHAT WE SAY WE ARE GOING TO DO.” – Talya Nevo-Hacohen, Chief Investment Officer February 27, 2019 2019 Wells Fargo Real Estate Forum 7

STRATEGY IN ACTION 2019 GUIDANCE Diluted per share data attributable to common stockholders Net Income $0.24 - $0.32 FFO $2.02 - $2.10 Normalized FFO $1.86 - $1.94 AFFO $2.00 - $2.08 Normalized AFFO $1.81 - $1.89 Annualized dividend per share $1.80 Senior Housing - Managed Portfolio Same Store Cash NOI Growth Expectations Wholly-owned 3.0% - 6.0% Unconsolidated Joint Venture 6.0% - 12.0% Other Items (in millions) Interest and other income $13.8 Recurring, cash general and administrative expense $21.8 Total interest expense $118.2 Capital expenditures (Senior Housing - Managed and non-yielding NNN) $12.9 Post-petition rent from Senior Care Centers $5.7 Expected impairment and transition expenses resulting from the sale and transition of facilities operated by Senior Care Centers (excluded from Normalized FFO and Normalized AFFO) $69.3 Investments Investments of $142.4 million primarily related to our proprietary development pipeline with a weighted average initial cash yield of 7.6% primarily during the fourth quarter of 2019. No speculative investment activity assumed in guidance. Disposition and loan repayment proceeds of $602.0 million, inclusive of $282.5 million of proceeds from the sale of 28 facilities currently operated by Senior Care Centers on April 1, 2019. Remaining disposition and loan repayments total approximately $300 million, with $200 million expected to occur in the first half of 2019 and the remaining $100 million expected to occur in the second half of 2019. Annualized Cash NOI related to the remaining dispositions, excluding Senior Care Centers, is $18.6 million. Additional 2019 Guidance Assumptions Holiday lease termination fee payment of $57.2 million expected April 1, 2019 and excluded from Normalized FFO and Normalized AFFO. Reduction of Net Debt to EBITDA (including unconsolidated joint venture) to below 5.50x (below 5.0x excluding our consolidated joint venture) by 12/31/19. De-levering impacts earnings between $0.05 - $0.08 per share. February 27, 2019 2019 Wells Fargo Real Estate Forum 8

STRATEGY IN ACTION DELIVERING ON OUR PROMISE SENIOR CARE CENTERS (“SCC”) PLANNED DISPOSITION UPDATE: . SCC filed a petition for relief under Chapter 11 of the United States Bankruptcy Code in the Northern District of Texas on December 4, 2018. Filing not expected to have a substantive impact on the sale. . We entered into a purchase and sale agreement to sell 28 of the 38 SCC facilities for an aggregate purchase price of $282.5 million. The remaining 10 facilities will be retained by Sabra and transitioned to one or more new operators. . Expect to close on the sale of 28 facilities and transition the remaining 10 facilities to existing operators on April 1, 2019, subject to customary closing conditions including bankruptcy court approval of operations transfer and related agreements. . Once stabilized, we expect the value of the 10 retained facilities to be between $95 million and $105 million. . On February 15, 2019, we entered into a settlement agreement with Senior Care Centers pursuant to which we agreed to discharge our claims against Senior Care Centers in exchange for certain settlement payments, a portion of which would be applied to pay post-petition rent totaling $5.7 million. The effectiveness of this settlement agreement is subject to bankruptcy court approval, with settlement payments expected to coincide with the sale of assets expected to close on April 1, 2019. February 27, 2019 2019 Wells Fargo Real Estate Forum 9

STRATEGY IN ACTION SECURING FUTURE SUCCESS HOLIDAY PORTFOLIO UPDATE: . On December 19, 2018, we entered into a non-binding letter of intent to terminate the triple net master lease with respect to all 21 communities leased to Holiday and concurrently enter into one or more management agreements with Holiday. . Expect to receive $57.2 million of total consideration, including $15.1 million of retained security deposits and a $42.1 million termination fee. . Expected to occur during the first half of 2019. . 5% management fee to be paid to Holiday during the first year; in subsequent years, 5% plus an incentive fee based on the growth in EBITDAR after capital expenditures. . Management agreements with Holiday are expected to have a one-year term with one-year extensions at Sabra’s option. February 27, 2019 2019 Wells Fargo Real Estate Forum 10

STRATEGY IN ACTION GENESIS SALES ROADMAP LEASED ANNUAL CASH REMAINING RENT AS A % OF (dollars in millions) FACILITIES RENT PRO FORMA NOI Current Status 11 $ 23.5 4.5% Expected Sales in 2019 (3) (2.7) (under purchase contract) Post Sales Status 1 8 $ 20.8 4.0% ESTIMATED PROCEEDS FROM SALE OF 3 FACILITIES: $33.2 MILLION TOTAL PROCEEDS RECEIVED FROM SALE OF 65 FACILITIES(1): $434.9 MILLION (1) Post sale annual cash rents include $10.4 million of residual rents per year for the following 4.28 years as provided for in our agreement with Genesis. Excluding residual rents, the remaining annual cash rents are $10.4 million and represent 2.0% of NOI. February 27, 2019 2019 Wells Fargo Real Estate Forum 11

STRATEGY IN ACTION CREATING OPERATING EFFICIENCIES PROPRIETARY INFORMATION TECHNOLOGY SYSTEM . Supports the efficient and accurate collection of tenant, financial, asset management and acquisitions information. . Furthers our ability to drive value to shareholders by enabling our team to remain lean, yet effective. February 27, 2019 2019 Wells Fargo Real Estate Forum 12

INVESTMENT THESIS “WE HAVE THE SKILLS AND ACCESS TO CAPITAL TO TAKE ON DEALS OF ANY SIZE, BUT MORE IMPORTANT, WE ARE NOT AFRAID TO STEP OUTSIDE THE PROVERBIAL BOX. WE CREATIVELY SOURCE, STRUCTURE AND FINANCE DEALS.” – Talya Nevo-Hacohen, Chief Investment Officer February 27, 2019 2019 Wells Fargo Real Estate Forum 13

INVESTMENT THESIS FOCUSED STRATEGY, CREATIVE EXECUTION, CONSISTENT GROWTH Unique, Accretive Investments Utilize our operational and asset management expertise to identify and capitalize on new opportunities where off-market price dislocation exists. Support Partner Expansion Be the capital partner of choice for the expansion and growth aspirations of our leading operators with regional expertise and favorable demographics. Creatively Financed Development Pursue strategic development opportunities. Minimize risk by making smaller initial investments in purpose-built facility development projects. Opportunistically utilize preferred equity and mezzanine debt investment structures. Optimize Portfolio Continue to curate our portfolio to optimize diversification and maintain a mix of assets well positioned for the future of health care delivery. February 27, 2019 2019 Wells Fargo Real Estate Forum 14

PORTFOLIO “WE CONTINUE TO REFINE OUR PORTFOLIO TO SUPPORT THE CHANGING NEEDS OF PATIENTS. THE REAL ESTATE IS IMPORTANT, BUT IT'S WHAT GOES ON INSIDE THAT REALLY MATTERS.” – Peter Nyland, Executive Vice President Asset Management February 27, 2019 2019 Wells Fargo Real Estate Forum 15

PORTFOLIO SUPERIOR RETURNS START WITH A STRONG PORTFOLIO 83%SNF/TC 87%SH - Leased SH92% – Managed 2 90%Hosp/Oth. 674 Investments1 Average Occupancy Percentage 70 39% Relationships 1 Skilled Mix1 9 1.28xSNF/TC 1.06xSH - Leased 2.94xHosp/Oth. Years Wtd. Avg. Remaining Rent Coverage1 Lease Term1 (1) As of 12/31/2018. Includes investment in properties held in an unconsolidated joint venture. (2) Excludes unconsolidated joint venture. Occupancy Percentage for our unconsolidated joint venture Senior Housing – Managed portfolio is 82% as of 12/31/2018. February 27, 2019 2019 Wells Fargo Real Estate Forum 16

PORTFOLIO PROPRIETARY PIPELINE OF PURPOSE-BUILT ASSETS ENHANCES THE QUALITY OF OUR PORTFOLIO COMPLETED AND PLANNED PROJECTS PROJECTS CURRENT TOTAL INVESTMENT 27 $301M EXPECTED REAL EXPECTED INITIAL CASH ESTATE VALUE 1 YIELD ON RENTS $501M 7.4% (1) Represents the value of completed projects at Sabra’s purchase price and the projected purchase price for those projects still in development but for which Sabra has option rights as of 12/31/2018. February 27, 2019 2019 Wells Fargo Real Estate Forum 17

PORTFOLIO EFFECTIVE ASSET MANAGEMENT AND STRONG OPERATOR RELATIONSHIPS Senior Housing Leased 17% Asset Mix 1 Crafted portfolio of high- Senior Housing quality and diverse Managed facilities passionate about 11% care. Skilled Nursing / Specialty Hospitals Transitional Care and Other 60% 10% Interest and Other Income 2% (1) Based on Pro Forma Annualized Cash NOI as of 12/31/2018, assumes that the sale of 26 Skilled Nursing/Transitional Care facilities and two Senior Housing communities from the Senior Care Centers portfolio currently under contract to sell and the transition of the remaining 10 facilities currently operated by Senior Care Centers to one or more new operators were completed at the beginning of the period presented. See the appendix to this presentation for the definition of Pro Forma Annualized Cash NOI. February 27, 2019 2019 Wells Fargo Real Estate Forum 18

HIGH QUALITY OF CARE STRONG PERFORMANCE February 27, 2019 2019 Wells Fargo Real Estate Forum 19

OPERATORS “SABRA PROVIDES MORE THAN JUST CAPITAL; IT IS A PARTNER IN OUR SUCCESS BY PROVIDING INDUSTRY METRIC INTELLIGENCE, PURCHASING LEVERAGE AND AN IMPORTANT HEALTH CARE PERSPECTIVE.” – Stephen Silver, Managing Member, Cadia Healthcare February 27, 2019 2019 Wells Fargo Real Estate Forum 20

OPERATORS OUR OPERATORS ARE DRIVEN BY AN UNWAVERING PASSION: ADVANCING THE QUALITY OF CARE We Partner With Operators Who Are: . Highly engaged . Nimble . Regional experts . In markets with favorable demographics . Well positioned for the future of health care delivery February 27, 2019 2019 Wells Fargo Real Estate Forum 21

OPERATORS WE SUPPORT OUR OPERATORS We Invest in Our Mutual Success: . Redevelopment . Expansion . Strategic development . Flexible equity and debt capital solutions February 27, 2019 2019 Wells Fargo Real Estate Forum 22

OPERATORS

"SABRA UNDERSTANDS THE CHALLENGES OF OPERATING FACILITIES AND SHOWED IT BY PROVIDING DINNER TO OUR TEAM MEMBERS IMPACTED BY HURRICANE FLORENCE...THIS GESTURE REINFORCED THE MESSAGE THAT THIS IS A GREAT, NEW PARTNERSHIP AND THAT SABRA APPRECIATES OUR TEAM MEMBERS."

- Jack R. Callison, Jr., Chief Executive Officer
  Enlivant



SABRA | February 27, 2019 | 2019 Wells Fargo Real Estate Forum | 23

OPERATORS DRIVING PERFORMANCE WITH FREE ACCESS TO INDUSTRY-LEADING BUSINESS INTELLIGENCE TOOLS February 27, 2019 2019 Wells Fargo Real Estate Forum 24

OPERATORS DIVERSE OPERATOR BASE, PASSIONATE ABOUT CARE Relationship Concentration 1 Enlivant 9% Avamere By diversifying our tenant 8% concentration, we’ve curated a portfolio Signature 7% equipped to perform in today’s dynamic health North American care market. 7% Other 62% Holiday 7% (1) Based on Pro Forma Annualized Cash NOI as of 12/31/2018, assumes that the sale of 26 Skilled Nursing/Transitional Care facilities and two Senior Housing communities from the Senior Care Centers portfolio currently under contract to sell and the transition of the remaining 10 facilities currently operated by Senior Care Centers to one or more new operators were completed at the beginning of the period presented. See the appendix to this presentation for the definition of Pro Forma Annualized Cash NOI. February 27, 2019 2019 Wells Fargo Real Estate Forum 25

LEADERSHIP “WHEN WE PUT OUR MINDS TO SOMETHING, WE GET IT DONE.” – Rick Matros, Chief Executive Officer February 27, 2019 2019 Wells Fargo Real Estate Forum 26

OUR APPROACH IS AS UNIQUE AS OUR LEADERSHIP TEAM . Entrepreneurial . Operational expertise Harold Andrews, Jr. Chief Financial Officer . Fresh thinking Rick Matros Chairman of the Board and . Lean organizational structure Chief Executive Officer Talya Nevo-Hacohen Chief Investment Officer February 27, 2019 2019 Wells Fargo Real Estate Forum 27

PERFORMANCE “WE CONSISTENTLY DELIVER VALUE TO OUR STOCKHOLDERS WHILE MAINTAINING A STRONG BALANCE SHEET.” – Harold Andrews, Jr., Chief Financial Officer February 27, 2019 2019 Wells Fargo Real Estate Forum 28

PERFORMANCE FORTIFIED BALANCE SHEET WITH FOCUS ON LOWERING LEVERAGE AND ENHANCING LIQUIDITY . Investment-grade balance sheet 1: BBB- / BBB- / Ba1 . Primarily fixed rate (78.8%), unsecured borrowings 2,3 . Cost of permanent debt is 4.28% 4 . Well-laddered maturity schedule . More than $400 million of available liquidity 2 (1) Ratings are for the Company’s unsecured notes. (2) As of 12/31/2018. (3) Includes variable rate debt swapped to fixed and excludes borrowing under our revolving credit facility. Total debt includes our share of the unconsolidated joint venture debt. (4) Cost of permanent debt as of 12/31/2018 includes our share of the unconsolidated joint venture debt and excludes revolving credit facility balance which had an interest rate of 3.75% as of 12/31/2018. February 27, 2019 2019 Wells Fargo Real Estate Forum 29

PERFORMANCE BALANCED CAPITAL STRUCTURE Capital Structure 1 Common Equity Value Our diverse menu of capital 50% options ensures that we have ready access to low- cost capital to fund our Unsecured Debt growth. 43% ENTERPRISE VALUE Our Credit Facility which includes a $1.0 billion Revolving Credit Facility $7.0B (with $376.0 million available as of 12/31/2018) contains an accordion feature that can increase the total available borrowings to $2.5 billion (up from $2.1 billion plus CAD Secured Debt $125.0 million today). 7% (1) As of 12/31/2018. Includes Sabra’s 49% pro rata share of the debt of its unconsolidated joint venture. Common equity value estimated using outstanding common stock of 178.3 million shares and Sabra’s closing price of $19.58 as of 2/22/2019. February 27, 2019 2019 Wells Fargo Real Estate Forum 30

PERFORMANCE STRONG INVESTMENT GRADE CREDIT METRICS SABRA PRO INVESTMENT GRADE FORMA 4Q18 PEERS MEDIAN 1 Net Debt to Adjusted EBITDA 5.66x 2 5.58x Net Debt to Adjusted EBITDA – 6.12x 2 5.40x Incl. Unconsolidated Joint Venture Interest Coverage Ratio 4.14x 4.19x Debt as a % of Asset Value 49% 41% Secured Debt as a % of Asset 7% 3% Value (1) Investment Grade Peers consists of HCP, WELL, VTR and OHI, except with respect to the Net Debt to EBITDA – Incl. Unconsolidated Joint Venture metric, for which the available data is with respect to HCP and VTR. The metrics used to calculate Investment Grade Peers Median are sourced from most recent public filings with the SEC and may not be calculated in a manner identical to Sabra’s metrics. (2) Net Debt to Adjusted EBITDA is calculated based on Annualized Adjusted EBITDA, which is Adjusted EBITDA, as adjusted for annualizing adjustments that give effect to the acquisitions and dispositions completed during the respective period as though such acquisitions and dispositions were completed as of the beginning of the period presented. Net Debt to Adjusted EBITDA - Incl. Unconsolidated Joint Venture is calculated based on Annualized Adjusted EBITDA, as adjusted, which includes Annualized Adjusted EBITDA and is further adjusted to include the Company's share of the unconsolidated joint venture interest expense. Based on the trailing twelve month period ended as of the date indicated. Includes the impact of lost Annualized Adjusted EBITDA from Senior Care Centers of $20.9 million due to non-payment of rent. See "Reconciliations of Non-GAAP Financial Measures" on our website at http://www.sabrahealth.com/investors/financials/reports-presentations/non-gaap for additional information. February 27, 2019 2019 Wells Fargo Real Estate Forum 31

PERFORMANCE FAVORABLE PROFILE WITH STAGGERED MATURITIES DEBT MATURITY PROFILE 1 (dollars in millions) $1,600 $1,156 $1,400 376 $1,200 $1,001 $1,000 624 $800 $585 $600 13 81 18 992 $400 2 $210 $207 500 $192 500 $174 $200 3 70 $72 200 200 $10 189 $3 100 $0 72 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028+ Unsecured Bonds Mortgage Debt / Secured Debt Term Loans 4 Sabra's Share of Unconsolidated JV Debt Line of Credit Available Line of Credit (1) As of 12/31/2018. (2) $500 million of 5.5% unsecured bonds due 2021 are currently redeemable. (3) $200 million of 5.375% unsecured bonds due 2023 are currently redeemable. (4) Term loans are pre-payable at par. February 27, 2019 2019 Wells Fargo Real Estate Forum 32

PERFORMANCE

ATTRACTIVE RELATIVE VALUATION

2019 FFO Multiples [1]


22.0x
16.5x
11.0x
5.5x
0.0x
9.7x
11.7x
14.8x
15.0x
16.8x
17.4x
17.9x
SBRA
OHI
NHI
LTC
CTRE
Big 2 Average 2
HCP

Dividend Yield


12.0%
9.5%
7.0%
4.5%
2.0%
-0.5%
9.2%
3.6%
4.7%
4.8%
4.9%
4.9%
7.3%
SBRA
CTRE
HCP
Big 2 Average 2
LTC
NHI
OHI

Premium / Discount to Consensus NAV


60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
15.0%
13.6%
23.2%
28.0%
31.8%
42.0%
52.0%
SBRA
HCP
Big 2 Average 2
NHI
LTC
OHI
CTRE

Portfolio Composition (% Annualized Cash NOI) [3]


100%
80%
60%
40%
20%
0%
12%
60%
28%
6%
82%
12%
86%
14%
68%
32%
1%
59%
40%
33%
6%
61%
3%
30%
67%
SBRA 4
OHI
CTRE
HCP
LTC
Big 2 Average 2
NHI
Senior Housing
Skilled Nursing
Other

Sources: SNL Financial and FactSet as of 2/22/2019, unless otherwise noted.
(1) 2019 FFO multiple is calculated as stock price as of 2/22/2019 divided by the estimated 2019 FFO per SNL Financial.
(2) Big 2 average consists of WELL and VTR.
(3) Represents latest available concentration for peers from company filings as of 2/22/2019.
(4) Based on Pro Forma Annualized Cash NOI for the quarter ended 12/31/2018, assumes that the sale of 26 Skilled Nursing/Transitional Care facilities and two Senior Housing communities from the Senior Care Centers portfolio currently under contract to sell and the transition of the remaining 10 facilities currently operated by Senior Care Centers to one or more new operators were completed at the beginning of the period presented. See the appendix to this presentation for the definition of Pro Forma Annualized Cash NOI.

SABRA February 27, 2019 | 2019 Wells Fargo Real Estate Forum | 33

PERFORMANCE

WELL-POSITIONED PORTFOLIO

SNF CONCENTRATION [1]


60%
30%
59%
82%
86%
SBRA 2
NHI
LTC
OHI
CTRE

TOP FIVE RELATIONSHIP CONCENTRATION [1]


38%
39%
55%
68%
70%
SBRA 2
OHI
LTC
CTRE
NHI

SNF RENT COVERAGE [1,3]


1.76x
1.67x
1.78x
2.30x
2.58x
SBRA 4
OHI
LTC
CTRE
NHI

(1) Represents latest available concentration and coverage for peers as of 2/22/2019.
(2) Concentrations are calculated using Pro Forma Annualized Cash NOI as of 12/31/2018 for real estate investments, investments in loans receivable, other investments, and assumes that the sale of 26 Skilled Nursing/Transitional Care facilities and two Senior Housing communities from the Senior Care Centers portfolio currently under contract to sell and the transition of the remaining 10 facilities currently operated by Senior Care Centers to one or more new operators were completed at the beginning of the period presented. See the appendix to this presentation for the definition of Pro Forma Annualized Cash NOI.
(3) Represents SNF EBITDARM coverage for CTRE, LTC, and NHI; total portfolio EBITDARM coverage for OHI.
(4) See appendix to this presentation for the definition of EBITDARM Coverage.

SABRA February 27, 2019 | 2019 Wells Fargo Real Estate Forum | 34

APPENDIX February 27, 2019 2019 Wells Fargo Real Estate Forum 35

APPENDIX DEFINITIONS Adjusted EBITDA.* Adjusted EBITDA is calculated as earnings before interest, taxes, depreciation and amortization (“EBITDA”) excluding the impact of merger-related costs, stock-based compensation expense under the Company’s long-term equity award program, and loan loss reserves. Adjusted EBITDA is an important non-GAAP supplemental measure of operating performance. Annualized Cash Net Operating Income (“Annualized Cash NOI”).* The Company believes that net income attributable to common stockholders as defined by GAAP is the most appropriate earnings measure. The Company considers Annualized Cash NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines Annualized Cash NOI as annual revenues less operating expenses and non-cash revenues. Annualized Cash NOI excludes all other financial statement amounts included in net income. EBITDAR Coverage. Represents the ratio of EBITDAR to cash rent for owned facilities (excluding Senior Housing - Managed communities) for the period presented. EBITDAR Coverage is a supplemental measure of a property's ability to generate cash flows for the operator/tenant (not the Company) to meet the operator's/tenant's related cash rent and other obligations to the Company. However, its usefulness is limited by, among other things, the same factors that limit the usefulness of EBITDAR. EBITDAR Coverage includes only Stabilized Facilities and excludes significant tenants with meaningful credit enhancement through guarantees (which include Genesis, Holiday and two legacy CCP tenants), one Ancillary Supported Tenant and facilities for which data is not available or meaningful. EBITDARM Coverage. Represents the ratio of EBITDARM to cash rent for owned facilities (excluding Senior Housing - Managed communities) for the period presented. EBITDARM coverage is a supplemental measure of a property’s ability to generate cash flows for the operator/tenant (not the Company) to meet the operator’s/tenant’s related cash rent and other obligations to the Company. However, its usefulness is limited by, among other things, the same factors that limit the usefulness of EBITDARM. EBITDARM Coverage includes only Stabilized Facilities and excludes significant tenants with meaningful credit enhancement through guarantees (which include Genesis, Holiday and two legacy CCP tenants), one Ancillary Supported Tenant and facilities for which data is not available or meaningful. Funds From Operations Attributable to Common Stockholders (“FFO”), Normalized FFO, Adjusted FFO (“AFFO”) and Normalized AFFO.* See the definitions included in the accompanying Reconciliations of Non-GAAP Financial Measures for information regarding FFO, Normalized FFO, AFFO and Normalized AFFO. Occupancy Percentage. Occupancy Percentage represents the facilities’ average operating occupancy for the period indicated. The percentages are calculated by dividing the actual census from the period presented by the available beds/units for the same period. Occupancy includes only Stabilized Facilities and excludes facilities for which data is not available or meaningful. Occupancy Percentage for the Company's unconsolidated joint venture is weighted to reflect the Company's pro rata share. Pro Forma Annualized Cash NOI.* Pro Forma Annualized Cash NOI for purposes of this presentation is calculated as Annualized Cash NOI for the quarter ended 12/31/2018, and assumes the sale of 26 Skilled Nursing/Transitional Care facilities and two Senior Housing communities from the Senior Care Centers portfolio. Senior Housing. Senior Housing communities include independent living, assisted living, continuing care retirement and memory care communities. Senior Housing - Managed. Senior Housing communities operated by third-party property managers pursuant to property management agreements. Skilled Mix. Skilled Mix is defined as the total Medicare and non-Medicaid managed care patient revenue at Skilled Nursing/Transitional Care facilities divided by the total revenues at Skilled Nursing/Transitional Care facilities for the period indicated. Skilled Mix includes only Stabilized Facilities and excludes facilities for which data is not available or meaningful. Skilled Nursing/Transitional Care. Skilled Nursing/Transitional Care facilities include skilled nursing, transitional care, multi-license designation and mental health facilities. Specialty Hospitals and Other. Includes acute care, long-term acute care, rehabilitation and behavioral hospitals, facilities that provide residential services, which may include assistance with activities of daily living, and other facilities not classified as Skilled Nursing/Transitional Care or Senior Housing. Stabilized Facility. At the time of acquisition, the Company classifies each facility as either stabilized or pre-stabilized. In addition, the Company may classify a facility as pre-stabilized after acquisition. Circumstances that could result in a facility being classified as pre-stabilized include newly completed developments, facilities undergoing major renovations or additions, facilities being repositioned or transitioned to new operators, and significant transitions within the tenants’ business model. Such facilities will be reclassified to stabilized upon maintaining consistent occupancy (85% for Skilled Nursing/Transitional Care facilities and 90% for Senior Housing communities) but in no event beyond 24 months after the date of classification as pre-stabilized. Stabilized Facilities exclude (i) facilities held for sale, (ii) facilities being sold pursuant to the Company's CCP portfolio repositioning, (iii) facilities being transitioned to a new operator, (iv) facilities being transitioned from leased by the Company to being operated by the Company and (v) facilities acquired during the three months preceding the period presented. * Non-GAAP Financial Measures: Reconciliations, definitions and important discussions regarding the usefulness and limitations of the Non-GAAP Financial Measures used in this report can be found at http://www.sabrahealth.com/investors/financials/reports-presentations/non-gaap. February 27, 2019 2019 Wells Fargo Real Estate Forum 36

APPENDIX FORWARD-LOOKING STATEMENTS This presentation contains “forward-looking” statements that may be identified, without limitation, by the use of “expects,” “believes,” “intends,” “should” or comparable terms or the negative thereof. Forward-looking statements in this presentation include, but are not limited to, all statements regarding our planned and pending sales of Genesis and Senior Care Centers facilities (including the expected proceeds from, and timing of, sales), our planned termination of the master lease with Holiday and planned entry into management agreements with Holiday, and our strategic and operational plans, as well as all statements regarding expected future financial position, results of operations, cash flows, liquidity, financing plans, business strategy, the expected amounts and timing of dividends, projected expenses and capital expenditures, competitive position, growth opportunities and potential investments, plans and objectives for future operations and compliance with and changes in governmental regulations. These statements are made as of the date hereof and are subject to known and unknown risks, uncertainties, assumptions and other factors— many of which are out of the Company’s control and difficult to forecast—that could cause actual results to differ materially from those set forth in or implied by our forward-looking statements. These risks and uncertainties include but are not limited to: our dependence on the operating success of our tenants; operational risks with respect to our Senior Housing - Managed communities; the effect of our tenants declaring bankruptcy or becoming insolvent; our ability to find replacement tenants and the impact of unforeseen costs in acquiring new properties; the impact of litigation and rising insurance costs on the business of our tenants; our ability to implement the previously announced rent repositioning program for certain of our tenants who were legacy tenants of Care Capital Properties, Inc. on the timing or terms we have previously disclosed; our ability to dispose of or transition facilities currently operated by Senior Care Centers on the timing or terms we have previously disclosed; the possibility that Sabra may not acquire the remaining majority interest in the Enlivant joint venture; our ability to transition the facilities currently leased to Holiday Retirement (“Holiday”) to Senior Housing - Managed communities operated by Holiday on the timing or terms we have previously disclosed; risks associated with our investments in joint ventures; changes in healthcare regulation and political or economic conditions; the impact of required regulatory approvals of transfers of healthcare properties; competitive conditions in our industry; our concentration in the healthcare property sector, particularly in skilled nursing/transitional care facilities and senior housing communities, which makes our profitability more vulnerable to a downturn in a specific sector than if we were investing in multiple industries; the significant amount of and our ability to service our indebtedness; covenants in our debt agreements that may restrict our ability to pay dividends, make investments, incur additional indebtedness and refinance indebtedness on favorable terms; increases in market interest rates; our ability to raise capital through equity and debt financings; changes in foreign currency exchange rates; the relatively illiquid nature of real estate investments; the loss of key management personnel; uninsured or underinsured losses affecting our properties and the possibility of environmental compliance costs and liabilities; the impact of a failure or security breach of information technology in our operations; our ability to maintain our status as a real estate investment trust (“REIT”); changes in tax laws and regulations affecting REITs (including the potential effects of the Tax Cuts and Jobs Act); compliance with REIT requirements and certain tax and tax regulatory matters related to our status as a REIT; and the ownership limits and takeover defenses in our governing documents and under Maryland law, which may restrict change of control or business combination opportunities. Additional information concerning risks and uncertainties that could affect our business can be found in our filings with the Securities and Exchange Commission (the “SEC”), including Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2017. Forward-looking statements made in this presentation are not guarantees of future performance, events or results, and you should not place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company assumes no, and hereby disclaims any, obligation to update any of the foregoing or any other forward-looking statements as a result of new information or new or future developments, except as otherwise required by law. TENANT AND BORROWER INFORMATION This presentation includes information (e.g., EBITDAR coverage and occupancy percentage) regarding certain of our tenants that lease properties from us and our borrowers, most of which are not subject to SEC reporting requirements. The information related to our tenants and borrowers that is provided in this presentation has been provided by, or derived from information provided by, such tenants and borrowers. We have not independently verified this information. We have no reason to believe that such information is inaccurate in any material respect. We are providing this data for informational purposes only. February 27, 2019 2019 Wells Fargo Real Estate Forum 37